EXHIBIT 10.20

                        AMENDMENT TO EMPLOYMENT AGREEMENT

                  AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of November 15, 1999 (this "Amendment"), between Nationwide Credit, Inc. ("Employer"), and Loren Kranz who resides at 3124 Denton Place, Roswell, Georgia 30075 ("Executive").


                              W I T N E S S E T H:

          WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of December 31, 1997 (the "Employment Agreement"); and

          WHEREAS, Employer and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. AMENDMENTS. Effective as of July 19, 1999, the Employment Agreement shall be amended as follows:

     (a) Each reference therein to "Chief Operating Officer" shall be deleted and "Co-Chief Executive Officer" substituted therefor;

     (b) The second sentence of paragraph 2 shall provide that Executive shall report to the Board of Directors; and

     (c) Paragraph 3 shall be amended by deleting therein the reference to "$220,000" and substituting therefor "$230,000".

Section 2. LIMITED EFFECT. Except as expressly amended hereby, all of the provisions of the Employment Agreement shall continue to be, and shall remain, in full force and effect in accordance with the terms.

Section 3. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 5. COUNTERPARTS.  This  Amendment  may be  executed  in any  number of
separate   counterparts,   each  of  which  shall  collectively  and  separately
constitute one agreement.


                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                    NATIONWIDE CREDIT, INC.



                                    By:
                                        Name:
                                        Title:



                                        Loren Kranz